Prospectus supplement dated October 13, 2016
to the following prospectus(es):
BOA America's Future Annuity II, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Nationwide Destination C, and M&T All American prospectus dated May 1, 2016
BOA America's Income Annuity and BOA Advisor Variable Annuity prospectus dated May 1, 2014
BOA Choice Venue Annuity II prospectus dated May 1, 2013
Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Putnam Investment Management, LLC, the Putnam Variable Trust – Putnam VT Voyager Fund: Class IB ("VT Voyager Fund") investment manager, has recommended, and the VT Voyager Fund’s Board of Trustees has approved, the merger of Putnam VT Voyager Fund into Putnam Variable Trust – Putnam VT Growth Opportunities Fund: Class IB ("VT Growth Opportunities Fund"). In the merger, all of the assets of VT Voyager Fund will be transferred to VT Growth Opportunities Fund in exchange for shares of VT Growth Opportunities Fund and VT Growth Opportunities Fund will also assume all of the liabilities of VT Voyager Fund. The merger is expected to occur at the close of business November 18, 2016.
As a result, the following will occur to the contract:
•	Effective November 17, 2016, the VT Voyager Fund will no longer be available to receive transfers or new purchase payments.
•	After the close of business November 18, 2016, the VT Growth Opportunities Fund is added as an investment option under the contract, all references in the prospectus to the VT Voyager Fund are deleted and replaced with the VT Growth Opportunities Fund, and any allocations to the VT Voyager Fund are transferred to the VT Growth Opportunities Fund.
•	The VT Growth Opportunities Fund will be walled-off on the same date that it is added to the contract, and therefore will only be available to contracts for which applications are received before November 19, 2016.
•	The Contract Owner may request to transfer out of the VT Voyager Fund to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
Accordingly, the following changes apply to your prospectus:
(1)	Effective November 19, 2016, Appendix A: Underlying Mutual Funds is amended to include the following:
Putnam Variable Trust – Putnam VT Growth Opportunities Fund: Class IB
This underlying mutual fund is only available in contracts for which good order applications were received before November 19, 2016
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	The fund seeks capital appreciation.
PROS-0336